[MGE Energy logo]

MGE Energy, Inc.

2007 Financial Update

February 27, 2008

Disclaimer

All statements in this presentation other than historical facts are forward-looking statements that involve risks and uncertainties which are subject to change at any time.

Such statements are based upon management's expectations at the time they are made.  Various factors could cause actual results to be significantly different than those contemplated, estimated or projected in forward looking statements.  Those factors include the assumptions and factors referred to in the statements themselves as well as risk factors described in the company's latest annual report on Form 10-K, subsequently filed quarterly reports on Form 10-Q and other reports filed with the Securities and Exchange Commission.  The Company assumes no responsibility to update any forward-looking statements for events occurring after the date hereof.

This document does not constitute an offer to sell, or the solicitation of an offer to buy, any securities of MGE Energy, Inc. or Madison Gas and Electric Company.  A registration statement relating to the common stock of MGE Energy, Inc. has been declared effective by the Securities and Exchange Commission.  Any offering of such common stock is being made solely by means of a prospectus supplement and an accompanying prospectus, copies of which may be obtained from MGE Energy, Inc. at 133 South Blair Street, Madison, Wisconsin  53703, attention: Shareholder Services, telephone no. (800)356-6423.

Agenda

Highlights

Overview: Organizations and Authorized Returns

Who We Are

Our Services, Service Territory and Generation Locations

Our Results

Highest Rated Investor-Owned  Electric and Gas Utility

Asset Growth

Customer and Revenue Growth

Utility Assets, Returns and Capital Expenditures

Fixed Return Asset Growth

Transmission Asset Growth

Renewables Asset Growth

Strong Historical Earnings (Total and Segment)

Consistent Dividend Increases

Very Constructive and Supportive Regulation

Key Takeaways

Contact Information

Highlights

AA-
Aa2
Highest rated investor-owned Utility

Highest rated investor-owned electric and gas utility by Moody’s and S&P

Earnings Per Share
$1.57
$2.06
$2.27
2005
2006
2007

Record earnings four out of the last five years due to asset growth with fixed returns

Dividends Declared Per Share
$0.53
$1.41
1975
2007

32 consecutive years of increasing dividends

PUBLIC SERVICE COMMISSION PSC OF WISCONSIN

Very constructive and supportive regulation

Overview - Organizations and Authorized Returns

Madison Gas and Electric Co.
(Est. 1896)
Current ROE: 10.8%
Debt: 43%
Equity: 57%
MGE Power LLC
(Est. 2002)
MGE Power West Campus
(Est. 2003)
Fixed ROE: 12.1%
Debt: 47%
Equity: 53%
Investment: $109 mil
Lease term: 30-years
MGE Power Elm Road
(Est. 2003)
Fixed ROE: 12.7%
Debt: 45%
Equity: 55%
Investment: $171 mil (est.)
Lease term: 30-years
MGE Transco Investment LLC
(Est. 2005)
Current ROE: 12.2%
Investment: $41 mil
ATC investment
Other
MGE Construct LLC
(Est. 2002)
Central Wisconsin Development Corp.
(Est. 1986)
MAGAEL, LLC
(Est. 1973)

Who we are

Our Services

Our Service Territory

Our results

Highest rated investor-owned electric and gas utility

S&P (Utility ratings)

Corporate Credit:

AA-
Com. Paper:

A1+
Outlook:

Stable

“…MGE’s business risk profile reflects very constructive regulation…, prudent management, and a growing and stable market.  …[S&P] expects that [the company’s financial position] will ultimately strengthen after the two coal-fired units are built, and that it will remain strong enough to support the rating….”

Source: S&P, November 2007

Moody’s (Utility ratings)

Secured:

Aa2

Unsecured:

Aa3

Com. Paper:

P-1

Outlook:

Stable

“…[MGE’s] senior unsecured rating is supported by a supportive regulatory environment and a conservative business strategy and financial policy….”

Source: Moody’s, September 2007

MGE Energy = growth

Includes Fixed Return Assets

[Chart of MGE Energy Growth in December 2002 and December 2007.]

December 2002

Utility $602M

Fixed Return Assets includes other, net $21M

Transmission $27M

Total Assets: $650 million

December 2007

Utility $864M

Fixed Return Assets includes other, net $207M

Transmission $41M

Total Assets: $1.1 billion

MGE (Regulated Utility)

Our Customer Growth

Our Revenue Growth

Total Asset Growth

Capital Expenditures Contributing To Growth:

2002-2007

Electric: $282 million

Gas: $74 million

2007 Assets: $864 million

Authorized Utility ROE: 10.8%

Authorized Equity: 57%

MGE Power LLC

Fixed Return Asset Growth

West Campus Cogeneration Facility

Investment: $109 million (our share)

Fixed ROE: 12.1%

Fixed Equity: 53%

Initial Lease Term: 30 years

Service Date: April 2005

Electric Capacity: 150 MW

Location: Madison, Wis.

Elm Road Generating Station

Investment: $171 million (est.) = 8.3% owned

Fixed ROE: 12.7%

Fixed Equity: 55%

Initial Lease Term: 30 years

Service Date: 2009 (Unit 1), 2010 (Unit 2)

Capacity: 103 MW (our share)

Location: Eastern Wisconsin (Oak Creek)

[Picture of West Campus Cogeneration Facility and picture of Elm Road Generating Station]

MGE Transco Investment, LLC

Transmission Asset Growth

[Chart of American Transmission Company Service Territory]

American Transmission Company (ATC)

Investment: $41 million (our share)

Current ROE: 12.2%

Ownership: 3.6%

Regulator: FERC

MGE (Regulated Utility)

Renewables Asset Growth

[Picture of wind turbines]

Top of Iowa III

Investment: $58 million (est.)

Current ROE: 10.8%

Equity: 57%

Service Date: First quarter 2008

Capacity: 30 MW

MGE Energy

Strong Historical Earnings

Earnings By Segment

Fixed return assets continue to provide growth

Consistent Dividend Increases

2007 annual dividends paid increased from $1.39 per share to $1.41 per share

Our record is 32 consecutive years of dividend increases

Wisconsin regulation

Very Constructive and Supportive

[Logo of Public Service Commission of Wisconsin]

Update for 2008

The PSCW approved a 10.8% ROE and a 57% equity/
43% debt capital structure in MGE’s most recent rate order (Dec. 2007)

The PSCW approved a 4.8% electric rate increase and 2.8% gas rate increase to cover:

New wind energy projects

Statewide energy efficiency renewable energy program

Transmission improvements by ATC

Accelerated costs to discontinue coal use at Blount (Madison, WI)

Area gas construction projects driven by customer growth

A +/-2% range for monitoring fuel costs

The PSCW approved a limited reopener for 2009 to cover:

- Updates to fuel and ATC costs

- Costs related to commercial operation of the Elm Road Generating Station (Unit 1)

Key takeaways

Contact information

For more information, please contact:

Ken Frassetto

Director – Shareholder Services and Treasury Management

P.O. Box 1231

Madison, WI  53701-1231

Phone:

608-252-4723

Fax:

608-252-7098

E-mail:

kfrassetto@mge.com